THIRD QUARTER 2016 INVESTOR CONFERENCE CALL November 10, 2016

1 SAFE HARBOR STATEMENT This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 1

$16.7 $20.8 $7.5 $7.7 $0 $5 $10 $15 $20 $25 $30 Q3 2015 Q3 2016 M I L L I O N S Commercial Lines Personal Lines Significant top line growth: • Total gross written premium was $28.5 million for Q3 2016  Up 17.6% over the same period in 2015  Net earned premium was up 30.7% for the same period • Factors driving premium growth include:  Strong commercial lines experience in hospitality & small business accounts, particularly in commercial multi-peril and workers’ compensation lines  Personal lines focus on low-value dwellings and wind-exposed homeowners • Active claims management  Select reserve strengthening in the quarter (added roughly 11 points to the loss ratio)  Still generated a loss ratio of 61.6% in Q3 2016 • Expense ratio showing improvement  Sequential quarterly reduction • 170 basis point improvement over Q2 2016 • 780 basis point improvement over Q4 2015  Expect continued downward trend as earned premiums ramp up • Book Value of $9.76 per share, or $74.5 million, of shareholders’ equity 2 RESULTS OVERVIEW: Q3 2016 GROSS WRITTEN PREMIUM

3 BUSINESS MIX – GROSS WRITTEN PREMIUM Personal Lines 27.2% Commercial Lines 72.8% Hospitality 41.6% Small Business 31.2% Wind-Exposed 18.0% Low-Value Dwelling 9.2%

$0 $5 $10 $15 $20 $25 Q3 2015 Q3 2016 M I L L I O N S Commercial Multi-Peril Other Liability Commercial Auto Other Commercial COMMERCIAL LINES OVERVIEW • Seek leading position in niche markets we write • Focused on small to medium sized owner operators • 24.6% growth in commercial gross written premium to $20.8 million for the third quarter of 2016 • Writing commercial lines in all 50 states 4 10 to 25% of GWP 2 to 9.9% of GWP 1 to 1.9% of GWP Less than 1% of GWP GROSS WRITTEN PREMIUM

5 460 295 0 50 100 150 200 250 300 350 400 450 500 $9,549 $11,960 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 UNDERWRITING ENHANCEMENTS & POLICIES IN FORCE REDUCTION • Increased rates an average of 25% • Curtailed new business in select geographies • Focus on smaller operators (1-3 vehicles) • Total repo policies in force down almost 36% REPOSSESSION & TOWING COMMERCIAL AUTO: Q3 2016 9/30/2015 9/30/2016 25.2% rate increase 35.9% fewer policies in force 9/30/2015 9/30/2016 AVERAGE PREMIUM PER POLICY POLICIES IN FORCE

6 • Reserve strengthening impact: added 11 percentage points to Q3 2016 loss ratio (50.6% without impact) – largest impact from:  Florida homeowners: 3.2 percentage points  Commercial auto: 2.5 percentage points  Commercial multi-peril: 4.0 percentage points (favorable for the 9 months) • Even with full impact of reserve strengthening, loss ratio was 61.6% for Q3 2016 50.3% 53.3% 63.3% 89.5% 53.3% 61.6% Q3 2015 Q3 2016 Commercial Lines Personal Lines Consolidated RESULTS OVERVIEW: Q3 2016 LOSS RATIO 6 Loss Ratio Target: 55%

$0 $1 $2 $3 $4 $5 $6 $7 $8 $9 Q3 2015 Q3 2016 M I L L I O N S Wind-Exposed Low-Value Dwelling Personal Auto (run-off) • Gross written premium was up 2.0% during the third quarter • Increase in wind-exposed homeowners focusing on coastal exposures in Hawaii, Texas and Florida • Low-value dwelling ramp up primarily in southern states, such as Texas and northern Louisiana PERSONAL LINES: LOW-VALUE DWELLING & WIND-EXPOSED HOMEOWNERS GROSS WRITTEN PREMIUM $ in thousands Q3 2016 Top Five States Texas $ 3,211 41.5% Florida 2,430 31.4% Hawaii 1,018 13.2% Indiana 834 10.8% Illinois 173 2.2% All Other 72 1.1% Total $ 7,738 100.0% 7 GROSS WRITTEN PREMIUM

8 $4,764 $5,164 $6,570 $7,248 $9,956 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 CLAIMS ENHANCEMENTS & INCREASED CASE RESERVES • Added experienced claims staff – Florida based property managers and adjusters • Implemented improved policy wording previously adopted by Citizens • Increased average case reserves by 109% since third quarter 2015 FLORIDA HOMEOWNERS: Q3 2016 8 109% reserve increase AVERAGE FLORIDA HOMEOWNERS CASE RESERVE

9 Q3 2016 INCOME STATEMENT • Increased production in hospitality, small business, security services and select homeowners lines of business • 2015 investments in experienced underwriting teams are driving organic growth • Operating loss of $0.20 per diluted share for Q3 2016 • $9.76 per share, or $74.5 million, of shareholders’ equity Three Months Ended September 30, ($ in thousands, except per share data and ratios) 2016 2015 Gross Written Premium $28,497 $24,242 Net Written Premium 24,634 28,599 Net Earned Premium 23,380 17,883 Net Income (Loss) (1,475) 1,145 Net Income (Loss) Allocable to Common Shareholders (1,475) 1,212 EPS, Basic and Diluted (0.19) 0.21 Operating Income (Loss) (1,546) 1,102 Operating Income (Loss) per share (0.20) 0.19 9

10 54.1% 49.8% 48.0% 46.3% 59.2% 62.4% 61.7% 61.6% Q4 2015 Q1 2016 Q2 2016 Q3 2016 Expense Ratio Loss Ratio COMBINED RATIO REFLECTS CLAIMS MANAGEMENT/IMPROVED EXPENSE RATIO • Changing the mix of business (reduced Florida exposure) should yield positive results • Continued premium growth can help drive on-going combined ratio improvement  72.8% commercial business with continuing solid loss ratios  Commercial lines loss ratio of 53.3% in the third quarter 10 113.3% 109.7%112.2% 107.9%

11 RESERVING PHILOSOPHY • Conservative reserving practices  Based on experience and industry-standard actuarial methods  Consistent favorable reserve development for each of the years 2011 to 2014  Cumulative redundancy since 2011 - $5.6 million • The table below represents the prior year reserve development from 2011 to date by entity. Adverse development in 2016 is mostly due to greater than expected claim frequency and severity in our commercial auto and Florida homeowners lines of business: TOTAL RESERVE REDUNDANCY $ in thousands (Favorable) / Unfavorable Development Reported in: COMPANY SUBSIDIARIES 2011 2012 2013 2014 2015 YTD 2016 Total CIC (151) (1,615) (1,521) (61) 1,633 2,044 329 WPIC (2,579) (3,852) (3,639) (367) (345) 830 (9,952) ACIC - - - (723) 417 2,664 2,358 CHI (2,223) (4,356) (5,021) (1,193) 1,458 5,687 (5,648) CONSOLIDATED

12 54.1% 49.8% 48.0% 46.3% Q4 2015 Q1 2016 Q2 2016 Q3 2016 EXPENSE RATIO: TRENDING DOWNWARD • Total expense ratio of 46.3% in Q3 2016  Versus 54.1% in Q4 2015  Versus 49.8% in Q1 2016  Versus 48.0% in Q2 2016 • Sequential expense ratio improvement quarter to quarter  780 basis point improvement overall since Q4 2015 • Expect continuing downward trend as earned premiums grow quarter to quarter 12 Expense Ratio Target : 35%

13 CONSERVATIVE INVESTMENT STRATEGY • Investment philosophy is to maintain a highly liquid portfolio of investment-grade fixed income securities • Total cash & investment securities of $140.9M at September 30, 2016:  Average duration to worst: 3.0 years  Average tax-equivalent yield: ~2%  Average credit quality: AA FIXED INCOME PORTFOLIO CREDIT RATING $ in thousands September 30, 2016 Fair Value % of Total AAA $ 33,014 29% AA 48,952 43% A 17,076 15% BBB 13,661 12% BB 1,138 1% TOTAL FIXED INCOME INVESTMENTS $ 113,841 100% Short-Term Investments 10.6% U.S. Government Obligations 4.5% State & Local Governments 9.0% Corporate Debt 26.2% Commercial Mortgage & Asset-Backed Securities 46.3% Equity Securities 3.4% PORTFOLIO ALLOCATION

APPENDIX

16 FINANCIAL RESULTS: CHI CONSOLIDATED BALANCE SHEET SUMMARY BALANCE SHEET $ in thousands September 30, 2016 December 31, 2015 Cash and invested assets $ 140,934 $ 130,427 Reinsurance recoverables 9,953 7,044 Goodwill and intangible assets 1,412 1,427 Total assets $ 195,919 $ 177,927 Unpaid losses and loss adjustment expenses 45,994 35,422 Unearned premiums 55,475 47,916 Senior debt 14,250 12,750 Total Liabilities $ 121,415 $ 100,665 Total Shareholders' Equity $ 74,504 $ 77,262

17 SUMMARY FINANCIAL STATEMENTS: INCOME STATEMENT 17 OPERATING RESULTS Three Months Ended September 30, $ in thousands, except per share data 2016 2015 Gross Written Premiums $ 28,498 $ 24,242 Ceded Written Premiums (3,863) 4,357 Net Written Premiums $ 23,380 $ 28,599 Net Earned Premiums 23,380 17,883 Net investment income 560 505 Net realized investment gains 71 6 Other gains -- 104 Other income 303 523 Total revenue 24,314 19,021 Losses and loss adjustment expenses, net 14,582 9,813 Policy acquisition costs 6,266 4,605 Operating expenses 4,710 3,325 Interest expense 168 181 Total expenses 25,726 17,924 Income (loss) before equity earnings and income taxes (1,412) 1,097 Equity earnings (losses) of affiliates, net of tax (47) -- Income tax (benefit) expense 16 (48) Net income (loss) (1,475) 1,145 Less net (loss) income attributable to non-controlling interest -- (181) Net income (loss) attributable to Conifer $ (1,475) $ 1,326 Net income (loss) allocable to common shareholders $ (1,475) $ 1,212 Earnings (loss) per common share, basic and diluted $ (0.19) $ 0.21 Weighted average common shares outstanding, basic and diluted 7,608,284 5,701,794

REINSURANCE: PRUDENT RISK MANAGEMENT TO PROTECT CAPITAL

- Retain first $500,000 of each specific loss/risk
  - Reinsurance coverage in excess of $500,000 up to policy limits
- Catastrophe (CAT) reinsurance program provides $165M of protection
  - All providers are rated minimum A-
  - Corresponds to the estimated 1-in-200 year probable maximum loss (PML)
  - Net retention of $5M for first event
  - Following reinstatement, net retention of $1M for each of the next two subsequent events
- Equipment Breakdown Reinsurance Treaty
  - 100% Quota Share through Hartford Steam Boiler (A+)
  - $25M in coverage

CIC / WPIC
Specific Loss Reinsurance Treaties
Effective 01/01/2016 to 01/01/2017



$20,000,000
$10,000,000
$2,000,000
$1,000,000
$500,000
Workers' Comp. / Casualty Clash
Multi-Line Excess of Loss
Retention

CIC / WPIC / ACIC
Property-CAT Reinsurance Treaties
All layers 06/01/2016 to 06/01/2017



$165,000,000
$5,000,000
Property-CAT:
$165M XS $5M
Retention

18

19 REINSURANCE: PRUDENT RISK MANAGEMENT TO PROTECT CAPITAL Commercial Property Per Risk Reinsurance Treaty Effective 07/01/16 to 07/01/17 $2,000,000 $500,000 $1,000,000 Retention Multi-Line Excess of Loss Property Per Risk Multi-Line Excess of Loss $4,000,000 Homeowners Property Per Risk Reinsurance Treaty Effective 11/01/14 to 01/01/17 $300,000 Retention Property $3,000,000

20 ORGANIZATION STRUCTURE: CORPORATE OVERVIEW CONIFER HOLDINGS, INC. Insurance Holding Company MI Domicile Incorporated: 10/27/09 RED CEDAR INSURANCE COMPANY Pure Captive Insurance Company 100% owned by CHI DC Domicile Formed : 10/12/11 WHITE PINE INSURANCE COMPANY Property & Casualty Insurance Company 100% owned by CHI MI Domicile Acquired: 12/28/10 AMERICAN COLONIAL INSURANCE COMPANY Property & Casualty Insurance Company 100% owned by CHI FL Domicile Acquired: 11/30/2013 SYCAMORE INSURANCE AGENCY Insurance Agency 100% owned by CHI MI Domicile Created: 5/9/12 CONIFER INSURANCE COMPANY Property & Casualty Insurance Company 100% owned by CHI MI Domicile Acquired: 12/22/09 AMERICAN COLONIAL INSURANCE SERVICES (F/K/A/ EGI – FL) Managing General Agency 100% owned by CHI FL Domicile Acquired: 11/30/2013